SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                       15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported): November 25, 2005

                        EL CAPITAN PRECIOUS METALS, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                   333-56262              88-0482413
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(State or other jurisdiction       (Commission          (I.R.S. Employer
      of incorporation)            File Number)        Identification No.)

                       14301 North 87th Street, Suite 216
                            Scottsdale, Arizona 85260
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (480) 607-7093


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 4.01 Changes in Registrant's Certifying Accountant

(a) On November 25, 2005, El Capitan Precious Metals, Inc. dismissed Hein & Associates as the registrant's independent auditors.

The registrant engaged Hein & Associates as its independent auditors in October 2004. Since that time, the reports of Hein & Associates on the registrant's financial statements, including for the fiscal year ending September 30, 2004, contained neither an adverse opinion nor a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles. However, for the year ended September 30, 2004, Hein & Associates included a going concern qualification in the registrant's audited financial statements.

The decision to dismiss Hein & Associates as the registrant's independent auditors was approved by the registrant's board of directors.

During the registrant's engagement of Hein & Associates as its independent auditors, including the fiscal year ending September 30, 2004 and the subsequent interim periods, there were no disagreements with Hein & Associates whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Hein & Associates' satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that Hein & Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as exhibit 16.1 to this Form 8-K.

b) On November 25, 2005 the registrant engaged Epstein Weber & Conover PLC as its independent auditors. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Epstein Weber & Conover PLC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

Item 9.01 Financial Statements And Exhibits

No.   Exhibit
---   -------

16.1 Letter from Hein & Associates, dated November 30, 2005, to the Securities and Exchange Commission regarding statements included in this Form 8-K

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                EL CAPITAN PRECIOUS METALS, INC.


Date: December 1, 2005                          /s/ Charles C. Mottley
                                                --------------------------------
                                                Charles C. Mottley
                                                President and CEO

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

16.1 Letter from Hein & Associates, dated November 30, 2005, to the Securities and Exchange Commission regarding statements included in this Form 8-K.